EXHIBIT 99

Banc of America Securities         [LOGO OMITTED]

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$761,567,000 Certificates (approximate)

Asset-Backed Certificates, Series 2003-OPT1
Offered Classes: A-1, A-1A, A-2, A-3, M-1, M-2, M-3, M-4, M-5 & M-6

Asset Backed Funding Corporation
Depositor

Option One Mortgage Corporation
Originator and Master Servicer

The Murrayhill Company
Credit Risk Manager


August 6, 2003


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

o Summary of Certificates                                            pp. 3

o Important Dates and Contacts                                       pp. 4

o Summary of Terms                                                   pp. 5

o Credit Enhancement                                                 pp. 7

o Pass-Through Rates                                                 pp. 10

o Trigger Events                                                     pp. 12

o Yield Maintenance Agreement(s)                                     pp. 13

o Interest and Principal Distributions                               pp. 14

o Definitions                                                        pp. 18

o Bond Summary                                                       pp. 23

o Cap Schedules                                                      pp. 27


Annex A
-------
Collateral Information can be located in the accompanying ABFC 2003-OPT1
Annex A

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Summary of Certificates
---------------------------------------------------------------------------------------------------------------------
                                                                                Expected Last
          Expected                                          Expected              Scheduled
        Approximate  Interest      Principal  Expected      Principal           Distribution
Class      Size*      Type           Type     WAL (yrs)    Window (mos)            Date**
                                              Call/Mat       Call/Mat             Call/Mat         Expected Ratings
---------------------------------------------------------------------------------------------------------------------
                                                                                                 Moodys   S&P   Fitch
---------------------------------------------------------------------------------------------------------------------
A-1***  454,678,000   Floating      Sen                    Not Offered Hereby***                  Aaa     AAA    AAA
---------------------------------------------------------------------------------------------------------------------
 A-1A   23,710,000    Floating     Sen Mezz   2.57 / 2.78    1-80/1-182        Mar-10 / Sep-18    Aaa     AAA    AAA
---------------------------------------------------------------------------------------------------------------------
  A-2   59,059,000    Floating     Sen Seq    0.79 / 0.79    1-18 / 1-18       Jan-05 / Jan-05    Aaa     AAA    AAA
---------------------------------------------------------------------------------------------------------------------
  A-3   121,860,000   Floating     Sen Seq    3.44 / 3.76    18-80 /1-182      Mar-10 / Sep-18    Aaa     AAA    AAA
---------------------------------------------------------------------------------------------------------------------
  M-1   42,288,000    Floating      Mezz      4.57 / 5.00    38-80 / 38-138    Mar-10 / Jan-15    Aa2     AA+     AA
---------------------------------------------------------------------------------------------------------------------
  M-2   29,217,000    Floating      Mezz      4.54 /  4.89   37-80 / 37-122    Mar-10 / Sep-13     A2      AA     A+
---------------------------------------------------------------------------------------------------------------------
  M-3   7,689,000     Floating      Mezz      4.53 / 4.76    37-80 / 37-102    Mar-10 / Jan-12     A3      A+     A
---------------------------------------------------------------------------------------------------------------------
  M-4   7,689,000     Floating      Mezz      4.53 / 4.67    37-80 / 37-95     Mar-10 / Jun-11    Baa1     A-     A-
---------------------------------------------------------------------------------------------------------------------
  M-5   7,689,000     Floating      Mezz      4.49 / 4.51    37-80 / 37-85     Mar-10 / Aug-10    Baa2   BBB    BBB+
---------------------------------------------------------------------------------------------------------------------
  M-6   7,688,000     Floating      Mezz                    Not Offered Hereby***                 Baa3   BBB-   BBB
---------------------------------------------------------------------------------------------------------------------

*The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
**The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed and other modeling assumptions
***The Class A-1 and Class M-6 Certificates will be offered pursuant to the prospectus, however, will be excluded from this term sheet.

--------------------------------------------------------------------------------
Structure:
----------

(1) The Class A-1 and A-1A Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 and Class A-3 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.
(2) The margin on the Class A Certificates will double and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(3) The Offered Certificates will be subject to a Net WAC Rate as described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Pricing Speed
--------------------------------------------------------------------------------

Adjustable-rate  100% ARM PPC

Mortgage Loans   100% ARM PPC assumes that prepayments start at 4% CPR in
                 month one, increase by approximately 1.348% each month to 35%
                 CPR in month twenty-four, and remain at 35% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed-rate       100% FRM PPC

Mortgage Loans   100% FRM PPC assumes that prepayments start at 2.3% CPR
                 in month one, increase by approximately 2.3% each month to 23%
                 CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Summary of Important Dates
--------------------------------------------------------------------------------

Deal Information                               Collateral
                                               Information
Expected Pricing      08/08/2003               Cut-off Date          07/01/2003
Expected Settlement   08/20/2003
First Distribution    08/25/2003
Expected Stepdown     08/25/2006

Bond Information

                      Initial                              Expected         REMIC
  Class               Accrual                  Delay   Last Distribution   Maturity
          Dated Date    Days    Accrual Method  Days       Date *           Date **
   A-1                              Not Offered Hereby
  A-1A    08/20/2003      0        Act/360       0       03/25/2010      07/01/2033
   A-2    08/20/2003      0        Act/360       0       01/25/2005      07/01/2033
   A-3    08/20/2003      0        Act/360       0       03/25/2010      07/01/2033
   M-1    08/20/2003      0        Act/360       0       03/25/2010      07/01/2033
   M-2    08/20/2003      0        Act/360       0       03/25/2010      07/01/2033
   M-3    08/20/2003      0        Act/360       0       03/25/2010      07/01/2033
   M-4    08/20/2003      0        Act/360       0       03/25/2010      07/01/2033
   M-5    08/20/2003      0        Act/360       0       03/25/2010      07/01/2033
   M-6                              Not Offered Hereby
-----------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions
** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------


Banc of America Securities LLC
Mortgage Trading/Syndicate                  Tel:  (704) 388-1597
--------------------------
                                            Fax:  (704) 335-5904
Chris Hentemann                             chris.c.hentemann@bankofamerica.com
Jeff Willoughby                             jeff.t.willoughby@bankofamerica.com
Rob Karr                                    robert.h.karr@bankofamerica.com
Patrick Beranek                             patrick.beranek@bankofamerica.com
Principal Finance Group                     Fax: (704) 388-9668 (Fax)
-----------------------

Mary Rapoport                               Tel: (704) 387-0998
                                            mary.e.rapoport@bankofamerica.com
Nikki Baldonieri                            Tel:  (704) 388-7508
                                            nicole.baldonieri@bankofamerica.com
Rajneesh Salhotra                           Tel: (704) 386-1540
                                            rajneesh.salhotra@bankofamerica.com
Scott Shultz                                Tel:  (704) 387-6040
                                            scott.m.shultz@bankofamerica.com
Pauwla Rumli                                Tel: (704) 387-1156
                                            pauwla.rumli@bankofamerica.com
Rating Agencies
Joseph Grohotolski - Moody's                (212) 553-4619
Scott Seewald - Fitch                       (212) 908-0838
Bridget Steers - S&P                        (212) 438-2610



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Joseph Grohotolski - Moody's                  (212) 553-4619
Scott Seewald - Fitch                         (212) 908-0838
Bridget Steers - S&P                          (212) 438-2610
--------------------------------------------------------------------------------

Title of Securities:   Asset Backed Funding
                       Corporation
                       Asset Backed Certificates, Series 2003-OPT1, the "Trust"

Offered Certificates:  The Class A-1, Class A-1A, Class A-2
                       Certificates and Class A-3 (the "Class A Certificates") and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the "Mezzanine Certificates", and together with the Class A Certificates, the "Offered Certificates").

Offering Type:         All the Offered Certificates will be offered publicly
                       pursuant to a Prospectus

Depositor:             Asset Backed Funding Corporation

Originator and Master  Option One Mortgage Corporation
Servicer:

Trustee and Custodian: Wells Fargo Bank Minnesota, N.A.

Credit Risk Manager:   The Murrayhill Company

Lead Manager and       Banc of America Securities LLC
Bookrunner:

Co-Managers:           RBS Greenwich Capital and Merrill Lynch, Pierce, Fenner
                       & Smith Incorporated

Closing Date:          On or about August [20], 2003

Tax Status:            The Offered Certificates will be designated as
                       regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:     All of the Offered Certificates are expected to be ERISA
                       eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA Eligibility:     The Offered Certificates are not expected to
                       constitute "mortgage related securities" for purposes of SMMEA.

Distribution Dates:    The 25th of each month, or if such day is not a business
                       day, the next succeeding business day, beginning in August 2003.

Accrued Interest:      The price to be paid by investors for the Offered
                       Certificates will not include accrued interest (settle flat).

Day Count:             With respect to the Offered Certificates, Actual/360.

Payment Delay:         With respect to the Offered Certificates 0 days.

Servicing Fee:         Approximately 0.50% per annum on the aggregate principal
                       balance of the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Trustee Fee:           Approximately 0.008% per annum on the aggregate
                       principal balance of the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------


Credit Risk Manager   Approximately 0.0175% per annum on the aggregate principal
Fee:                  balance of the Mortgage Loans.

Cut-Off Date:         For each Mortgage Loan in the mortgage pool on the Closing
                      Date, the close of business on July 1, 2003.

Mortgage Loans:       As of the Cut-off Date, the aggregate principal balance
                      of the Mortgage Loans was approximately $768,872,067, of which: (i) approximately $557,887,479 consisted of a pool of conforming balance fixed-rate and adjustable-rate Mortgage Loans (the "Group I Mortgage
                      Loans") and (ii) approximately $210,984,588 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans (the
                      "Group II Mortgage Loans" and, together with the Group I
                      Mortgage Loans, the "Mortgage Loans"). See the accompanying ABFC 2003-OPT1 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination  The first Distribution Date on which the aggregate
principal Date:       balance of the Mortgage Loans declines to 10% or less of
                      the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date ("Cut-Off Date Principal Balance").

Monthly Master        The Master Servicer will be obligated to advance its own
Servicer Advances:    funds in an amount equal to the aggregate of all
                      payments of principal and interest (net of Servicing
                      Fees) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.
                      The Master Servicer will not make any advances of principal or interest with respect to REO properties.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Credit            Credit enhancement for the structure is provided by Excess
Enhancement:      Cashflow, overcollateralization, subordination and the PMI
                  Policy.

                  Certificate Credit Enhancement
                  ------------------------------

                  (1) The Class A Certificates are enhanced by Excess Cashflow, approximately 14.25% in subordinate certificates and the Overcollateralization Amount.

                  (2) The Class M-1 Certificates are enhanced by Excess Cashflow, approximately 8.75% in subordinate certificates and the Overcollateralization Amount

                  (3) The Class M-2 Certificates are enhanced by Excess Cashflow, approximately 4.95% in subordinate certificates and the Overcollateralization Amount.

                  (4) The Class M-3 Certificates are enhanced by Excess Cashflow, approximately 3.95% in subordinate certificates and the Overcollateralization Amount.

                  (5) The Class M-4 Certificates are enhanced by Excess Cashflow, approximately 2.95% in subordinate certificates and the Overcollateralization Amount.

                  (6) The Class M-5 Certificates are enhanced by Excess Cashflow, approximately 1.95% in subordinate certificates and the Overcollateralization Amount.

                  (7) The Class M-6 Certificates are enhanced by Excess Cashflow, and the Overcollateralization Amount.

PMI Policy:       The depositor will acquire a mortgage pool insurance policy,
                  (the "PMI Policy"), on behalf of the Trust on the Closing
                  Date. The PMI Policy will cover losses, subject to certain limitations and exclusions on approximately 72.71% of those Mortgage Loans in the Trust with loan-to-value ratios in excess of 60%.

Expected Credit Support
Percentage:

                              Class    Initial Credit Support  After Stepdown Support
                              -----    ----------------------  ----------------------
                                A              14.25%                  28.50%
                               M-1             8.75%                   17.50%
                               M-2             4.95%                   9.90%
                               M-3             3.95%                   7.90%
                               M-4             2.95%                   5.90%
                               M-5             1.95%                   3.90%
                               M-6             0.95%                   1.90%

Expected                Prior to the Stepdown Date, the Overcollateralization
Overcollateralization   Target Amount will be approximately 0.95% of the
Target Amount:          aggregate Principal Balance of the Mortgage Loans as of
                        the Cut-off Date. The Overcollateralization Target
                        Amount on or after the Stepdown Date will be the lesser of approximately (a) 0.95% of the aggregate Principal
                        Balance of the Mortgage Loans as of the Cut-off Date and
                        (b) 1.90% of the aggregate Principal Balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate
                        Principal Balance of the Mortgage Loans as of the Cut-off Date; provided however, if a Trigger Event has occurred on the related Distribution Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount for the previous
                        Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Overcollateralization   The Overcollateralization Release Amount means, with
Release Amount:         respect to any Distribution Date on or after the
                        Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization
                        Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization   As of any Distribution Date, the Overcollateralization
Deficiency Amount:      Deficiency Amount is the excess, if any, of (a) the
                        Overcollateralization Target Amount for such
                        Distribution Date over (b) the Overcollateralization
                        Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization   The Overcollateralization Amount is equal to the excess
Amount:                 of the aggregate principal balance of the Mortgage Loans
                        over the aggregate principal balance of the Offered
                        Certificates. On the Closing Date, the
                        Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the
                        Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization
                        Amount until the Overcollateralization Target Amount is reached.

Available Funds:        Available Funds will be equal to the sum of the
                        following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Master
                        Servicer or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Trustee one business day prior to the Distribution Date, after deduction of the Trustee Fee for such Distribution Date, the Servicing Fee for such Distribution Date, the Credit
                        Risk Manager Fee for such Distribution Date, the PMI
                        Policy premium for such distribution date and any accrued and unpaid Servicing Fees, Trustee Fees, and Credit Risk Manager Fees in respect of any prior
                        Distribution Dates (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance
                        Proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution
                        Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price and (iv) payments from the Master
                        Servicer in connection with Advances and Prepayment
                        Interest Shortfalls for such Distribution Date.

Excess Cashflow:        For the Offered Certificates on each Distribution Date
                        is equal to the sum of (x) any Overcollateralization
                        Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Offered
                        Certificates and (ii) the Principal Remittance Amount.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Stepdown Date:          The earlier to occur of (i) the Distribution Date on
                        which the aggregate principal balance of the Class A
                        Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in August 2006 and
                        (b) the first Distribution Date on which the Credit
                        Enhancement Percentage is greater than or equal to 28.50%. The Credit Enhancement Percentage is obtained by dividing (x) the aggregate Certificate principal balance of the Mezzanine Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by
                        (y) the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:

The Formula Rate is the lesser of:

      (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

      (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage   The Adjusted Net Mortgage Rate for each Mortgage Loan is
Rate:                   equal to the mortgage interest rate less the sum of (i)
                        the Servicing Fee Rate, (ii) the Trustee Fee Rate (iii) the Credit Risk Manager Fee and (iv) the PMI Policy fee

Adjusted Net Maximum    The Adjusted Net Maximum Mortgage Rate for each Mortgage
Mortgage Rate:          Loan is equal to the maximum mortgage interest rate (or
                        the mortgage interest rate in the case of any Fixed Rate
                        Mortgage Loan) less the sum of (i) the Servicing Fee
                        Rate, (ii) the Trustee Fee Rate (iii) the Credit Risk
                        Manager Fee and (iv) the PMI Policy fee.

Maximum Cap Rate:

The Maximum Cap Rate for the Class A-1 and A-1A Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

The Maximum Cap Rate for the Class A-2 and A-3 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

The Maximum Cap Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Net WAC Rate:

The Net WAC Rate for the Class A-1 and Class A-1A Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

The Net WAC Rate for the Class A-2 and A-3 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

The Net WAC Rate for the Mezzanine Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans.

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

Net WAC Rate Carryover Amount:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Trigger Event:    A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [56]% of the senior enhancement percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                   Distribution Dates        Cumulative Realized Loss Percentage
                   ------------------        -----------------------------------
                       August 2006 - July 2007               [2.25]%
                       August 2007 - July 2008               [3.25]%
                       August 2008 - July 2009               [4.00]%
                       August 2009 - July 2010               [4.25]%
                       August 2010 and after                 [5.00]%

                  *Triggers are subject to change upon approval from Rating Agencies

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [Bank of America N.A.] (the "Counterparty") for the benefit of the Offered Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [9.25]%. The Yield Maintenance Agreement will terminate after the Distribution Date in [February 2006].

--------------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------------
    Period        Notional        Strike         Period        Notional      Strike
--------------------------------------------------------------------------------------
      1        762,700,161        6.35             16        574,219,906      6.56
      2        755,451,379        6.56             17        558,323,965      6.35
      3        747,136,656        6.35             18        542,238,396      6.35
      4        737,771,773        6.56             19        525,997,879      7.03
      5        727,377,474        6.35             20        509,637,822      6.35
      6        715,979,446        6.35             21        493,194,760      8.48
      7        703,608,698        6.79             22        477,404,764      8.20
      8        690,776,396        6.35             23        462,135,416      8.47
      9        677,502,294        6.56             24        447,368,663      8.18
      10       663,807,398        6.35             25        433,087,577      8.18
      11       649,714,751        6.56             26        419,275,808      8.44
      12       635,249,321        6.35             27        405,917,575      8.76
      13       620,437,886        6.35             28        393,019,055      9.05
      14       605,308,918        6.56             29        380,542,800      8.74
      15       589,892,451        6.35             30        368,474,530      8.73
--------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:
(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;
(ii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and
(iii) to the holders of the Class A-2 and the Class A-3 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) through II(iv) below.
II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:
(i) to the holders of the Class A-2 Certificates, Accrued Certificate Interest for such Distribution Date;
(ii) to the holders of the Class A-2 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date;
(iii) to the holders of the Class A-3 Certificates, Accrued Certificate Interest for such Distribution Date;
(iv) to the holders of the Class A-3 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and
(v) concurrently, to the holders of the Class A-1, Class A-1A, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.
III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements and transfers in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:
(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;
(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;
(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;
(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;
(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;
(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and
(vii) any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:
(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero; and
(ii) to the holders of the Class A-2 Certificates, until the certificates principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below; and
(iii) to the holders of the Class A-3 Certificates, until the certificates principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(ii) below.
II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:
(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero;
(ii) to the holders of the Class A-3 Certificates, until the certificate principal balance thereof has been reduced to zero; and
(iii) concurrently, to the holders of the Class A-1, Class A-1A Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above.
III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:
(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;
(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;
(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;
(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;
(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero; and
(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:
(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Class A-1/A-1A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero;
(ii) to the holders of the Class A-2 Certificates, the Class A-2/A-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to V(i) below; and
(iii) to the holders of the Class A-3 Certificates, the Class A-2/A-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to V(ii) below.
V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:
(i) to the holders of the Class A-2 Certificates, the Class A-2/A-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;
(ii) to the holders of the Class A-3 Certificates, the Class A-2/A-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and
(iii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Class A-1/A-1A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to IV(i) above.
VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after IV through V above for such Distribution Date shall be made in the following amounts and order of priority:
(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and
(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class A-1A Certificates, any Allocated Realized Loss Amounts;

(iii)    to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iv)     to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(v)      to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(vi)     to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vii)    to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(viii)to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(ix)     to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(x)      to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(xi)     to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xii)    to the Class M-5 Certificates, any Allocated Realized Loss Amount

(xiii)   to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiv)    to the Class M-6 Certificates, any Allocated Realized Loss Amount

(xv) to the Excess Reserve Fund Account, an amount equal to the excess, if any, of the Net WAC Rate Carryover Amounts, over the sum of any funds on deposit in the Excess Reserve Fund Account and any payments received by the Trustee under the Yield Maintenance Agreement.

(xvi) from funds on deposit in the Excess Reserve Fund Account, an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates in the same order and priority in which Accrued Certificate Interest is allocated; and

(xvii)   any remaining amounts to Certificates which are not publicly offered.


Banc of America Securities LLC0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Accrued Certificate       Accrued Certificate Interest for each Class of Offered
Interest:                 Certificates for each Distribution Date means an
                          amount equal to the interest accrued during the related accrual period on the Certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution
                          Date.

Unpaid Interest           The Unpaid Interest Shortfall Amount means (i) for
Shortfall Amount:         each class of Offered Certificates and the first
                          Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution
                          Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate
                          Interest for such class for the immediately preceding
                          Distribution Date and (2) the outstanding Unpaid
                          Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding
                          Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Allocated Realized Loss   An Allocated Realized Loss Amount with respect to any
Amount:                   class of the Mezzanine Certificates or the Class A-1A
                          Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:          A Realized Loss is (i) as to any Mortgage Loan that is
                          liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loans and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                          All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-6 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates, eighth to the Class M-1 Certificates and ninth, any losses related to the Group I Mortgage Loans, to the Class A-1A Certificates . An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1, Class A-2 and Class A-3 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1, Class A-2 and Class A-3 Certificates all interest and principal amounts to which such Certificates are then entitled.

Class A-1/A-1A            The Class A-1/A-1A Allocation Percentage for any
Allocation Percentage:    Distribution Date is the percentage equivalent of a
                          fraction, the numerator of which is (i) the Group I
                          Principal Remittance Amount for such Distribution
                          Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution
                          Date.

Banc of America Securities LLC0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Group I Basic Principal   The Group I Basic Principal Distribution Amount means
Distribution Amount:      with respect to any Distribution Date the excess of
                          (i) the Group I Principal Remittance Amount for such
                          Distribution Date over (ii) the product of (a) the Overcollateralization Release Amount, if any, for such Distribution Date and (b) the Class A-1/A-1A
                          Allocation Percentage.

Group I Interest          The Group I Interest Remittance Amount with respect to
Remittance Amount:        any Distribution Date is that portion of the Available
                          Funds for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

Group I Principal         The Group I Principal Distribution Amount with respect
Distribution Amount:      to any Distribution Date is the sum of (i) the Group I
                          Basic Principal Distribution Amount for such
                          Distribution Date and (ii) the product of (a) the Extra Principal Distribution Amount for such
                          Distribution Date and (b) the Class A-1/A-1A
                          Allocation Percentage.

Group I Principal         The Group I Principal Remittance Amount means with
Remittance Amount:        respect to any Distribution Date, the sum of (i) all
                          scheduled payments of principal collected or advanced on the Group I Mortgage Loans by the Master Servicer that were due during the related collection period,
                          (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Master Servicer during such Prepayment period, (iii) the principal portion of all related Net
                          Liquidation Proceeds and Insurance Proceeds received during such Prepayment period with respect to the Group I Mortgage Loans, (iv) that portion of the
                          Purchase Price, representing principal of any repurchased Group I Mortgage Loan, deposited to the Collection Account during such Prepayment period, (v) the principal portion of any related Substitution
                          Adjustments deposited in the Collection Account during such Prepayment period with respect to the Group I
                          Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                          Price, representing principal with respect to the Group I Mortgage Loans.

Class A-2/A-3 Allocation  The Class A-2/A-3 Allocation Percentage for any
Percentage:               Distribution Date is the percentage equivalent of a
                          fraction, the numerator of which is (i) the Group II
                          Principal Remittance Amount for such Distribution
                          Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution
                          Date.

Group II Basic Principal  The Group II Basic Principal Distribution Amount means
Distribution Amount:      with respect to any Distribution Date the excess of
                          (i) the Group II Principal Remittance Amount for such
                          Distribution Date over (ii) the product of (a) the Overcollateralization Release Amount, if any, for such Distribution Date and (b) the Class A-2/A-3 Allocation
                          Percentage.

Group II Interest         The Group II Interest Remittance Amount with respect
Remittance Amount:        to any Distribution Date is that portion of the
                          Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.


Banc of America Securities LLC0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Group II Principal        The Group II Principal Distribution Amount with
Distribution Amount:      respect to any Distribution Date is the sum of (i) the
                          Group II Basic Principal Distribution Amount for such
                          Distribution Date and (ii) the product of (a) the Extra Principal Distribution Amount for such
                          Distribution Date and (b) the Class A-2/A-3 Allocation
                          Percentage.

Group II Principal        The Group II Principal Remittance Amount means with
Remittance Amount:        respect to any Distribution Date, the sum of (i) all
                          scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Master Servicer that were due during the related collection period,
                          (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Master Servicer during such Prepayment period, (iii) the principal portion of all related Net
                          Liquidation Proceeds and Insurance Proceeds received during such Prepayment period with respect to the Group II Mortgage Loans, (iv) that portion of the
                          Purchase Price, representing principal of any repurchased Group II Mortgage Loan, deposited to the Collection Account during such Prepayment period, (v) the principal portion of any related Substitution
                          Adjustments deposited in the Collection Account during such Prepayment period with respect to the Group II
                          Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                          Price, representing principal with respect to the Group II Mortgage Loans.

Principal Remittance      The Principal Remittance Amount is the sum of the
Amount:                   Group I Principal Remittance Amount and the Group II
                          Principal Remittance Amount.

Principal Distribution    The Principal Distribution Amount is the sum of the
Amount:                   Group I Principal Distribution Amount and the Group II
                          Principal Distribution Amount.

Extra Principal           The Extra Principal Distribution Amount with respect
Distribution Amount:      to any Distribution Date is the lesser of (x) the
                          Excess Cashflow for such Distribution Date and (y) the
                          Overcollateralization Deficiency Amount for such
                          Distribution Date.

Class A-1/A-1A Principal  The Class A-1/A-1A Principal Distribution Amount is
Distribution Amount:      equal to the Class A-1/A-1A Allocation Percentage
                          times the Class A Principal Distribution Amount.

Class A-2/A-3 Principal   The Class A-2/A-3 Principal Distribution Amount is
Distribution Amount:      equal to the Class A-2/A-3 Allocation Percentage times
                          the Class A Principal Distribution Amount.


Banc of America Securities LLC0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Class A Principal         The Class A Principal Distribution Amount is an amount
Distribution Amount:      equal to the excess of (x) the Certificate principal
                          balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of
                          (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal       The Class M-1 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount) and the Class M-1
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 82.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                          Prepayment period, minus the product of (x) 0.50% and
                          (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal       The Class M-2 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount) and the Class M-2
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 90.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                          Prepayment period, minus the product of (x) 0.50% and
                          (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Banc of America Securities LLC0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Class M-3 Principal       The Class M-3 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount) and the Class M-3
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 92.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                          Date.

Class M-4 Principal       The Class M-4 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount) and the Class M-4
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 94.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                          Date.

Class M-5 Principal       The Class M-5 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount) and the Class M-5
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 96.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                          Date.

Banc of America Securities LLC0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2003-OPT1
$761,567,000 (approximate)
--------------------------------------------------------------------------------

Class M-6 Principal       The Class M-6 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount) and the Class M-6
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 98.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                          Date.

Banc of America Securities LLC0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2003-OPT1                   (Graphic Ommitted)
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Class A-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.73         5.21          3.66          2.78          2.21          1.78           1.41
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             4/25/2033    4/25/2029     4/25/2023      9/25/2018     7/25/2015     4/25/2013     8/25/2011
Payment Windows (mos.)             357          309           237            182           144           117            97
Class A-1A (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.73         5.21          3.66          2.78          2.21          1.78           1.41
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             4/25/2033    4/25/2029     4/25/2023      9/25/2018     7/25/2015     4/25/2013     8/25/2011
Payment Windows (mos.)             357          309           237            182           144           117            97
Class A-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                9.26         1.30          0.97          0.79          0.67          0.58           0.51
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             2/25/2019    12/25/2005    5/25/2005      1/25/2005    10/25/2004     8/25/2004     7/25/2004
Payment Windows (mos.)             187           29            22            18            15            13             12
Class A-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               23.29         7.12          4.96          3.76          2.96          2.36           1.84
First Principal Date            2/25/2019    12/25/2005    5/25/2005      1/25/2005    10/25/2004     8/25/2004     7/25/2004
Last Principal Date             4/25/2033    4/25/2029     4/25/2023      9/25/2018     7/25/2015     4/25/2013     8/25/2011
Payment Windows (mos.)             171          281           216            165           130           105            86
Class M-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.09         9.37          6.48          5.00          4.32          4.15           4.73
First Principal Date            3/25/2025    12/25/2007    8/25/2006      9/25/2006    11/25/2006     2/25/2007     6/25/2007
Last Principal Date             2/25/2033    10/25/2024    10/25/2018     1/25/2015     8/25/2012    11/25/2010     10/25/2009
Payment Windows (mos.)              96          203           147            101           70            46             29
Class M-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.08        9.23           6.36          4.89          4.14          3.79           3.73
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006    10/25/2006     12/25/2006
Last Principal Date            12/25/2032    8/25/2022     1/25/2017      9/25/2013     7/25/2011    12/25/2009     11/25/2008
Payment Windows (mos.)             94           177           126            86            59            39             24
Class M-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.06        9.05           6.23          4.76          4.01          3.62           3.47
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006    10/25/2006     11/25/2006
Last Principal Date             9/25/2032   12/25/2019     12/25/2014     1/25/2012     3/25/2010    12/25/2008     1/25/2008
Payment Windows (mos.)             91           145           101            66            43            27             15

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2003-OPT1                   (Graphic Ommitted)
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.03        8.88           6.10          4.67          3.94          3.53           3.35
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006     9/25/2006     10/25/2006
Last Principal Date             7/25/2032   10/25/2018     2/25/2014      6/25/2011    10/25/2009     8/25/2008     10/25/2007
Payment Windows (mos.)             89           131            91            59            38            24             13
Class M-5 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.96        8.57           5.88          4.51          3.78          3.41           3.21
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     8/25/2006     9/25/2006     9/25/2006
Last Principal Date             4/25/2032    5/25/2017     1/25/2013      8/25/2010     2/25/2009     2/25/2008     5/25/2007
Payment Windows (mos.)             86           114            78            49            31            18             9
Class M-6 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.63        7.77           5.33          4.10          3.46          3.14           3.06
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     8/25/2006     8/25/2006     8/25/2006
Last Principal Date             9/25/2031    3/25/2015     7/25/2011      7/25/2009     4/25/2008     6/25/2007     10/25/2006
Payment Windows (mos.)             79           88             60            36            21            11             3










Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2003-OPT1                   (Graphic Ommitted)
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Class A-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.67         4.85          3.38          2.57          2.04          1.65           1.37
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             342          155           107            80            63            52             43
Class A-1A (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.67         4.85          3.38          2.57          2.04          1.65           1.37
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             342          155           107            80            63            52             43
Class A-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                9.26         1.30          0.97          0.79          0.67          0.58           0.51
First Principal Date            8/25/2003    8/25/2003     8/25/2003      8/25/2003     8/25/2003     8/25/2003     8/25/2003
Last Principal Date             2/25/2019    12/25/2005    5/25/2005      1/25/2005    10/25/2004     8/25/2004     7/25/2004
Payment Windows (mos.)             187           29            22            18            15            13             12
Class A-3 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               23.21         6.57          4.55          3.44          2.71          2.17           1.78
First Principal Date            2/25/2019    12/25/2005    5/25/2005      1/25/2005    10/25/2004     8/25/2004     7/25/2004
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             156          127            86            63            49            40             32



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2003-OPT1                   (Graphic Ommitted)
$761,567,000 (approximate)
--------------------------------------------------------------------------------


Class M-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.96         8.60          5.91          4.57          3.99          3.89           3.51
First Principal Date            3/25/2025    12/25/2007    8/25/2006      9/25/2006    11/25/2006     2/25/2007     2/25/2007
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)              83          103            71            43            24            10             1
Class M-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.96        8.60           5.91          4.54          3.87          3.58           3.49
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006    10/25/2006     12/25/2006
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             83           103            71            44            26            14             3
Class M-3 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.96        8.60           5.91          4.53          3.82          3.48           3.35
First Principal Date            3/25/2025   12/25/2007     8/25/2006      8/25/2006     9/25/2006    10/25/2006     11/25/2006
Last Principal Date             1/25/2032    6/25/2016     6/25/2012      3/25/2010    10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)             83           103            71            44            26            14             4




Class M-4 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.96         8.60         5.91           4.53          3.82          3.45          3.28
First Principal Date             3/25/2025    12/25/2007    8/25/2006     8/25/2006      9/25/2006     9/25/2006    10/25/2006
Last Principal Date              1/25/2032    6/25/2016     6/25/2012     3/25/2010     10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)               83          103           71             44            26            15             5
Class M-5 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.94        8.53          5.86           4.49          3.76          3.40          3.20
First Principal Date             3/25/2025   12/25/2007     8/25/2006     8/25/2006      8/25/2006     9/25/2006     9/25/2006
Last Principal Date              1/25/2032    6/25/2016     6/25/2012     3/25/2010     10/25/2008    11/25/2007     2/25/2007
Payment Windows (mos.)              83           103           71             44            27            15             6
Class M-6 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.63        7.77          5.33           4.10          3.46          3.14          3.06
First Principal Date             3/25/2025   12/25/2007     8/25/2006     8/25/2006      8/25/2006     8/25/2006     8/25/2006
Last Principal Date              9/25/2031    3/25/2015     7/25/2011     7/25/2009      4/25/2008     6/25/2007    10/25/2006
Payment Windows (mos.)              79           88            60             36            21            11             3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                      Banc of America Securities
Asset-Backed Certificates, Series 2003-OPT1                   (Graphic Ommitted)
$761,567,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Net WAC       Net WAC     Effective Net                             Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate (1)      Rate (2)   WAC Rate (2)(3)   Period      Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
  1        8/25/2003       n/a           n/a            n/a           41       12/25/2006      6.54        10.33          10.33
  2        9/25/2003       6.35         6.35           9.25           42       1/25/2007       6.32         9.98          9.98
  3        10/25/2003      6.56         6.56           9.25           43       2/25/2007       6.32         9.96          9.96
  4        11/25/2003      6.35         6.35           9.25           44       3/25/2007       7.00        11.01          11.01
  5        12/25/2003      6.56         6.56           9.25           45       4/25/2007       6.32         9.93          9.93
  6        1/25/2004       6.35         6.35           9.25           46       5/25/2007       6.53        10.30          10.30
  7        2/25/2004       6.35         6.35           9.25           47       6/25/2007       6.32         9.95          9.95
  8        3/25/2004       6.79         6.79           9.25           48       7/25/2007       6.53        10.26          10.26
  9        4/25/2004       6.35         6.35           9.25           49       8/25/2007       6.31         9.91          9.91
  10       5/25/2004       6.56         6.56           9.25           50       9/25/2007       6.31         9.89          9.89
  11       6/25/2004       6.35         6.35           9.25           51       10/25/2007      6.52        10.20          10.20
  12       7/25/2004       6.56         6.56           9.25           52       11/25/2007      6.31         9.91          9.91
  13       8/25/2004       6.35         6.35           9.25           53       12/25/2007      6.52        10.22          10.22
  14       9/25/2004       6.35         6.35           9.25           54       1/25/2008       6.31         9.87          9.87
  15       10/25/2004      6.56         6.56           9.25           55       2/25/2008       6.31         9.85          9.85
  16       11/25/2004      6.35         6.35           9.25           56       3/25/2008       6.74        10.51          10.51
  17       12/25/2004      6.56         6.56           9.25           57       4/25/2008       6.31         9.81          9.81
  18       1/25/2005       6.35         6.35           9.25           58       5/25/2008       6.51        10.12          10.12
  19       2/25/2005       6.35         6.35           9.25           59       6/25/2008       6.30         9.78          9.78
  20       3/25/2005       7.03         7.03           9.25           60       7/25/2008       6.51        10.08          10.08
  21       4/25/2005       6.35         6.35           9.25           61       8/25/2008       6.30         9.74          9.74
  22       5/25/2005       6.56         8.48           9.25           62       9/25/2008       6.30         9.72          9.72
  23       6/25/2005       6.34         8.20           9.25           63       10/25/2008      6.51        10.02          10.02
  24       7/25/2005       6.56         8.47           9.25           64       11/25/2008      6.30         9.68          9.68
  25       8/25/2005       6.34         8.18           9.25           65       12/25/2008      6.50         9.98          9.98
  26       9/25/2005       6.34         8.18           9.25           66       1/25/2009       6.29         9.64          9.64
  27       10/25/2005      6.55         8.44           9.25           67       2/25/2009       6.29         9.62          9.62
  28       11/25/2005      6.34         8.76           9.25           68       3/25/2009       6.97        10.63          10.63
  29       12/25/2005      6.55         9.05           9.25           69       4/25/2009       6.29         9.59          9.59
  30       1/25/2006       6.34         8.74           9.25           70       5/25/2009       6.50         9.88          9.88
  31       2/25/2006       6.34         8.73           9.25           71       6/25/2009       6.29         9.55          9.55
  32       3/25/2006       7.01         9.66           9.66           72       7/25/2009       6.50         9.84          9.84
  33       4/25/2006       6.33         8.71           8.71           73       8/25/2009       6.28         9.51          9.51
  34       5/25/2006       6.54         9.78           9.78           74       9/25/2009       6.28         9.49          9.49
  35       6/25/2006       6.33         9.45           9.45           75       10/25/2009      6.49         9.78          9.78
  36       7/25/2006       6.54         9.75           9.75           76       11/25/2009      6.28         9.45          9.45
  37       8/25/2006       6.33         9.42           9.42           77       12/25/2009      6.49         9.74          9.74
  38       9/25/2006       6.33         9.41           9.41           78       1/25/2010       6.28         9.41          9.41
  39       10/25/2006      6.54         9.71           9.71           79       2/25/2010       6.28         9.39          9.39
  40       11/25/2006      6.33         10.01          10.01          80       3/25/2010       6.95        10.38          10.38
                                                                      81       4/25/2010       n/a          9.35          9.35
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.100%, 6-month LIBOR at 1.200%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2003-OPT1                   (Graphic Ommitted)
$761,567,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Net WAC       Net WAC     Effective Net                             Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate (1)      Rate (2)   WAC Rate (2)(3)   Period      Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
  1        8/25/2003       n/a           n/a            n/a           41       12/25/2006      6.56        10.36          10.36
  2        9/25/2003       6.35         6.35           9.25           42       1/25/2007       6.35        10.01          10.01
  3        10/25/2003      6.56         6.56           9.25           43       2/25/2007       6.35         9.99          9.99
  4        11/25/2003      6.35         6.35           9.25           44       3/25/2007       7.03        11.05          11.05
  5        12/25/2003      6.56         6.56           9.25           45       4/25/2007       6.35         9.96          9.96
  6        1/25/2004       6.35         6.35           9.25           46       5/25/2007       6.56        10.33          10.33
  7        2/25/2004       6.35         6.35           9.25           47       6/25/2007       6.35         9.98          9.98
  8        3/25/2004       6.79         6.79           9.25           48       7/25/2007       6.56        10.29          10.29
  9        4/25/2004       6.35         6.35           9.25           49       8/25/2007       6.35         9.94          9.94
  10       5/25/2004       6.56         6.56           9.25           50       9/25/2007       6.35         9.93          9.93
  11       6/25/2004       6.35         6.35           9.25           51       10/25/2007      6.56        10.24          10.24
  12       7/25/2004       6.56         6.56           9.25           52       11/25/2007      6.34         9.93          9.93
  13       8/25/2004       6.35         6.35           9.25           53       12/25/2007      6.56        10.25          10.25
  14       9/25/2004       6.35         6.35           9.25           54       1/25/2008       6.34         9.90          9.90
  15       10/25/2004      6.56         6.56           9.25           55       2/25/2008       6.34         9.88          9.88
  16       11/25/2004      6.35         6.35           9.25           56       3/25/2008       6.78        10.54          10.54
  17       12/25/2004      6.56         6.56           9.25           57       4/25/2008       6.34         9.85          9.85
  18       1/25/2005       6.35         6.35           9.25           58       5/25/2008       6.56        10.16          10.16
  19       2/25/2005       6.35         6.35           9.25           59       6/25/2008       6.34         9.81          9.81
  20       3/25/2005       7.03         7.03           9.25           60       7/25/2008       6.55        10.12          10.12
  21       4/25/2005       6.35         6.35           9.25           61       8/25/2008       6.34         9.77          9.77
  22       5/25/2005       6.56         8.51           9.28           62       9/25/2008       6.34         9.76          9.76
  23       6/25/2005       6.35         8.23           9.28           63       10/25/2008      6.55        10.06          10.06
  24       7/25/2005       6.56         8.50           9.28           64       11/25/2008      6.34         9.72          9.72
  25       8/25/2005       6.35         8.22           9.29           65       12/25/2008      6.55        10.02          10.02
  26       9/25/2005       6.35         8.21           9.28           66       1/25/2009       6.34         9.68          9.68
  27       10/25/2005      6.56         8.47           9.28           67       2/25/2009       6.34         9.66          9.66
  28       11/25/2005      6.35         8.81           9.30           68       3/25/2009       7.02        10.68          10.68
  29       12/25/2005      6.56         9.09           9.29           69       4/25/2009       6.34         9.63          9.63
  30       1/25/2006       6.35         8.79           9.30           70       5/25/2009       6.55         9.93          9.93
  31       2/25/2006       6.35         8.78           9.30           71       6/25/2009       6.34         9.59          9.59
  32       3/25/2006       7.03         9.71           9.71           72       7/25/2009       6.55         9.89          9.89
  33       4/25/2006       6.35         8.76           8.76           73       8/25/2009       6.34         9.55          9.55
  34       5/25/2006       6.56         9.81           9.81           74       9/25/2009       6.34         9.54          9.54
  35       6/25/2006       6.35         9.48           9.48           75       10/25/2009      6.55         9.83          9.83
  36       7/25/2006       6.56         9.78           9.78           76       11/25/2009      6.34         9.50          9.50
  37       8/25/2006       6.35         9.45           9.45           77       12/25/2009      6.55         9.80          9.80
  38       9/25/2006       6.35         9.44           9.44           78       1/25/2010       6.34         9.46          9.46
  39       10/25/2006      6.56         9.74           9.74           79       2/25/2010       6.34         9.44          9.44
  40       11/25/2006      6.35         10.04          10.04          80       3/25/2010       7.02        10.43          10.43
                                                                      81       4/25/2010       n/a          9.41          9.41
---------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.100%, 6-month LIBOR at 1.200%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2003-OPT1                   (Graphic Ommitted)
$761,567,000 (approximate)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                         Net WAC       Net WAC     Effective Net                             Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate (1)      Rate (2)   WAC Rate (2)(3)   Period      Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
  1        8/25/2003       n/a           n/a             n/a           41      12/25/2006      6.54        10.34          10.34
  2        9/25/2003       6.35          6.35           9.25           42      1/25/2007       6.33         9.99          9.99
  3        10/25/2003      6.56          6.56           9.25           43      2/25/2007       6.33         9.97          9.97
  4        11/25/2003      6.35          6.35           9.25           44      3/25/2007       7.01        11.02          11.02
  5        12/25/2003      6.56          6.56           9.25           45      4/25/2007       6.33         9.93          9.93
  6        1/25/2004       6.35          6.35           9.25           46      5/25/2007       6.54        10.30          10.30
  7        2/25/2004       6.35          6.35           9.25           47      6/25/2007       6.33         9.95          9.95
  8        3/25/2004       6.79          6.79           9.25           48      7/25/2007       6.54        10.27          10.27
  9        4/25/2004       6.35          6.35           9.25           49      8/25/2007       6.32         9.92          9.92
  10       5/25/2004       6.56          6.56           9.25           50      9/25/2007       6.32         9.90          9.90
  11       6/25/2004       6.35          6.35           9.25           51      10/25/2007      6.53        10.21          10.21
  12       7/25/2004       6.56          6.56           9.25           52      11/25/2007      6.32         9.92          9.92
  13       8/25/2004       6.35          6.35           9.25           53      12/25/2007      6.53        10.23          10.23
  14       9/25/2004       6.35          6.35           9.25           54      1/25/2008       6.32         9.88          9.88
  15       10/25/2004      6.56          6.56           9.25           55      2/25/2008       6.32         9.86          9.86
  16       11/25/2004      6.35          6.35           9.25           56      3/25/2008       6.75        10.52          10.52
  17       12/25/2004      6.56          6.56           9.25           57      4/25/2008       6.32         9.82          9.82
  18       1/25/2005       6.35          6.35           9.25           58      5/25/2008       6.53        10.13          10.13
  19       2/25/2005       6.35          6.35           9.25           59      6/25/2008       6.31         9.79          9.79
  20       3/25/2005       7.03          7.03           9.25           60      7/25/2008       6.52        10.09          10.09
  21       4/25/2005       6.35          6.35           9.25           61      8/25/2008       6.31         9.75          9.75
  22       5/25/2005       6.56          8.49           9.26           62      9/25/2008       6.31         9.73          9.73
  23       6/25/2005       6.35          8.21           9.26           63      10/25/2008      6.52        10.03          10.03
  24       7/25/2005       6.56          8.47           9.25           64      11/25/2008      6.31         9.69          9.69
  25       8/25/2005       6.34          8.19           9.26           65      12/25/2008      6.52        10.00          10.00
  26       9/25/2005       6.34          8.18           9.25           66      1/25/2009       6.31         9.65          9.65
  27       10/25/2005      6.55          8.45           9.26           67      2/25/2009       6.31         9.63          9.63
  28       11/25/2005      6.34          8.78           9.27           68      3/25/2009       6.98        10.65          10.65
  29       12/25/2005      6.55          9.06           9.26           69      4/25/2009       6.30         9.60          9.60
  30       1/25/2006       6.34          8.76           9.27           70      5/25/2009       6.51         9.90          9.90
  31       2/25/2006       6.34          8.75           9.27           71      6/25/2009       6.30         9.56          9.56
  32       3/25/2006       7.02          9.67           9.67           72      7/25/2009       6.51         9.86          9.86
  33       4/25/2006       6.34          8.72           8.72           73      8/25/2009       6.30         9.52          9.52
  34       5/25/2006       6.55          9.79           9.79           74      9/25/2009       6.30         9.50          9.50
  35       6/25/2006       6.34          9.46           9.46           75      10/25/2009      6.51         9.80          9.80
  36       7/25/2006       6.55          9.76           9.76           76      11/25/2009      6.30         9.46          9.46
  37       8/25/2006       6.33          9.43           9.43           77      12/25/2009      6.51         9.76          9.76
  38       9/25/2006       6.33          9.42           9.42           78      1/25/2010       6.30         9.42          9.42
  39       10/25/2006      6.54          9.72           9.72           79      2/25/2010       6.29         9.41          9.41
  40       11/25/2006      6.33         10.02           10.02          80      3/25/2010       6.97        10.39          10.39
                                                                       81      4/25/2010       n/a          9.37          9.37
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.100%, 6-month LIBOR at 1.200%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.